                       ANNUAL REPORT / DECEMBER 31 1998

                          AIM WORLDWIDE GROWTH FUND

                                 Cover Image

AIM Logo

INVEST WITH DISCIPLINE-Registered Trademark-

Cover Image

IRISES BY VINCENT VAN GOGH

VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES, PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED FOR THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER THE GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART AND FLOWERS, INVESTING HAS CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE THROUGHOUT THE WORLD.

AIM Worldwide Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Worldwide Growth Fund (formerly GT Global Worldwide Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 12/31/98 the Fund paid distributions of $.51 per share for Class A and Advisor Class shares, $.49 per share for Class B shares.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge. Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class
       B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Class expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information. The performance of the Fund's Advisor Class shares will differ from that of Class A and Class B shares due to differences in sales charge structure and Class expenses.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.

- The EAFE-Registered Trademark- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                             AIM WORLDWIDE GROWTH FUND

                         ANNUAL REPORT / CHAIRMAN'S LETTER

Chairman's Photo


DEAR FELLOW SHAREHOLDER:

As the fiscal year opened, markets were recovering from the concerns produced by financial crises in Asia during 1997, and this optimism early in 1998 led several market indexes to all-time highs in spring and early summer. However, the year was to bring two particularly serious financial shocks, first the debt default by Russia, and later the gathering crisis in Brazil, which devalued its currency shortly after the fiscal year closed. The result was another year of significant market volatility. Optimism yielded to pessimism over the summer as global financial crises precipitated a worldwide loss of confidence that affected even previously high-flying U.S. blue chips and market-leading European stocks.

  Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, equities were again rallying. Not all markets rebounded equally. Europe and the U.S. regained market leadership, but investors in most emerging markets suffered serious losses over the year.

HOW SHOULD INVESTORS RESPOND?

We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments, and we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.

  In view of recent volatility, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS

On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how they managed the portfolio in light of recent volatility. We hope you find their discussion informative.

MERGER APPROVED

We are pleased to report that AIM Worldwide Growth Fund shareholders approved the merger of that Fund into AIM Global Growth Fund. In accordance with the merger agreement, the assets of AIM Worldwide Growth Fund have been transferred to AIM Global Growth Fund and shares of AIM Global Growth Fund have been issued in exchange. This merger took place on February 12, 1999.

YEAR 2000 CONCERN

Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios to begin in March. Finally, we have contingency plans prepared for a variety of potential problem scenarios.

  We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We thank you for your continued participation in The AIM Family of Funds-Registered Trademark-.

Sincerely,

/s/ Charles T. Bauer
-----------------------
Charles T. Bauer
Chairman, A I M Advisors, Inc.

    . . . WE ARE PLEASED
       TO NOTE THAT MOST
             MUTUAL FUND
   SHAREHOLDERS REMAINED
 COOL HEADED AND DID NOT
         PULL OUT OF THE
     MARKETS DURING 1998.

                             AIM WORLDWIDE GROWTH FUND

                          ANNUAL REPORT / MANAGERS' OVERVIEW

FUND TURNS TO U.S., EUROPEAN STOCKS
IN TURBULENT MARKET

GLOBAL AND DOMESTIC MARKETS WERE VOLATILE FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM WORLDWIDE GROWTH FUND PERFORM?

The Fund showed solid performance during a difficult year. Class A shares reported a total annual return of 9.04% for the fiscal year ending December 31, 1998, while Class B shares reported an 8.37% total annual return.

HOW DID THE MARKETS PERFORM DURING THE REPORTING PERIOD?

The bull market in the United States and Europe climbed in the first part of the fiscal year, then came to an abrupt halt in the summer. Major indexes that reached all-time highs in July plummeted by nearly 20% in August, signaling a bear market. A number of events converged to create the sharp downturn: Currency devaluation occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluation. Fears of a global credit crunch then spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.

  By the end of the fiscal year, stock markets stabilized then rallied, reassured by falling interest rates. Late in the fiscal year, the Federal Reserve Board (the Fed) shifted its focus from fighting inflation to providing liquidity and supporting markets. On September 29, it lowered the short-term benchmark rate by 0.25%. About two weeks later, the Fed moved again, placing the federal funds rate at 5.00%. A third cut in mid-November boosted market performance when both the Fed funds rate and the discount rate were reduced by another 0.25%.

  In late October, the Group of Seven countries--the United States, Japan, Germany, France, Britain, Italy, and Canada-- agreed with a plan to allow the International Monetary Fund to provide loans to financially troubled countries. The package included Brazil, one of the United States' key trade partners. At the end of the reporting period, instability in Latin America was still a major concern.


WHILE THE FUND EMPHASIZED EUROPEAN AND U.S. STOCKS, IT REMAINED WELL DIVERSIFIED, ENDING THE FISCAL YEAR WITH 55 HOLDINGS IN 15 COUNTRIES.


HOW HAVE YOU MANAGED THE FUND IN THIS ENVIRONMENT?

The Fund's largest country allocations reflected the strength of the U.S. and European economies, with 56.3% of its total net assets in the United States and 38.4% in Europe. Top European allocations as a percentage of total net assets included the United Kingdom, 12.0%, Switzerland, 7.9%, and the Netherlands, 6.8%.

  We reduced our investments in Japan from 5% as of June 30, 1998, to 2.8% as of December 31, 1998. Few Japanese companies produced the earnings growth we require. In addition, we reduced weightings in emerging markets, selling our stock in Petrobras, Brazil's state-owned oil company. Our exposure in Latin America was limited to a Brazilian telephone company.

  While the Fund emphasized European and U.S. stocks, it remained well diversified, ending the fiscal year with 55 holdings in 15 countries.

WHY DOES THE FUND FAVOR EUROPE?

The Fund has been bullish on European stocks for several reasons. The first is price: European equities are trading at much lower valuations compared to U.S. stocks. In addition, we're positioning the Fund to benefit from structural changes as the European Economic and Monetary Union (EMU) takes shape over the next two years. Huge opportunities exist as governments turn over state-run companies to private hands. The coming union also is prompting European companies to develop more competitive practices, and the results are starting to be seen on the bottom line.

  European companies we liked included Telecom Italia, which offers a wide range of telecommunications services in Italy and two dozen other countries. The company is preparing for deregulation in the European telecom market and is expanding to include satellite and digital TV services. We also owned stock in Nestle of Switzerland, the world's leading food company with brands like Perrier bottled water, Alpo dog food, Nestle Quik chocolate drink mix, Stouffer's frozen dinners and Toll House chocolate chips.

  We believe stable interest rates and subdued inflation will continue to attract global investors to Europe. We expect inflation to decrease further as countries in the EMU gravitate toward a single currency, the euro. In addition, stock markets in Europe are broadening, giving investors an unprecedented range of choice.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?

Europe launched the euro on January 1, 1999. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The changeover will take place gradually. New coins and paper will not be introduced until January 2002.

  The euro is expected to bring greater unity to the European business world. Price comparisons of goods, services and

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM WORLDWIDE GROWTH FUND

                          ANNUAL REPORT / MANAGERS' OVERVIEW


labor across Europe will be much easier. Because of this "price transparency," European companies may be forced to become more competitive. Furthermore, the equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.

  The introduction of a new currency can present unique risks and uncertainties for investors.

WHAT MADE THE U.S. MARKET ATTRACTIVE?

The economic climate in the United States was favorable in 1998 despite the volatility of the equity markets. The economy grew at a healthy pace, and inflation and interest rates were low. Nearly full employment, rising wages, and falling mortgage rates gave consumers more disposable income. In addition, the federal government enjoyed its first budget surplus in decades.

  The Fund focuses on U.S. companies that are global leaders. These large multinational firms may be more resilient during times of economic turmoil because of their sheer size and the geographic diversity of their customer base. Our top holdings included Citigroup Inc., the world's largest financial services company. Formed from the merger of Citicorp and Travelers Group, the company offers credit card, banking, insurance and investment services in about 100 countries. Other major holdings included the leading computer chip-maker Intel, pharmaceutical giant Warner-Lambert, and SLM Holding, parent company for the Student Loan Marketing Association. Better known as Sallie Mae, the association protects student loans from the volatility of the credit market by buying loans from originators.

WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS IN GENERAL?

Recent political changes in Europe have introduced a few uncertainties, but overall, we're confident in the region. Looking forward, there will be a period of transition as EMU countries work to align their economies. Many agree that Europe needs to work as a whole to combat high unemployment in the region.

   Many analysts believe Asia will hit bottom in 1999, indicating that growth and investor confidence may return some time next year. A Japanese bank bailout offers hope, but its implementation is far from clear. While Japan may be the next great recovery story, we will take a wait-and-see approach.

  The U.S. economy is likely to experience annual gross domestic product growth in the 1.5% to 2% range, so low inflation and low interest rates should continue. However, with global markets experiencing weakness and the U.S. economy expanding more slowly, many companies will find it difficult to produce earnings growth.

  Latin America continues to be quite volatile. After the close of the fiscal year, Brazil devalued its currency, sending financial markets there into turmoil. We will continue to take a defensive position in this region until its economic environment shows significant improvement.


PORTFOLIO COMPOSITION
As of 12/31/98, based on total net assets

TOP 10 COUNTRIES
United States                      56.3%

United Kingdom                     12.0%

Switzerland                        7.9%

Netherlands                        6.8%

Japan                              2.8%

Portugal                           2.5%

Germany                            2.3%

Australia                          1.8%

Italy                              1.8%

Finland                            1.5%



Pie Chart

TOP 10 EQUITY HOLDINGS
1.  Citigroup Inc. (U.S.)           5.2%

2.  Intel Corp. (U.S.)              4.0

3.  Warner-Lambert (U.S.)           3.8

4.  SLM Holding Corp. (U.S.)        3.8

5.  Compaq Computer Corp. (U.S.)    3.8

6.  Bristol-Myers Squibb Co. (U.S.) 3.8

7.  CVS Corp. (U.S.)                3.7

8.  Avon Products Inc. (U.S.)       3.0

9.  First Union Corp. (U.S.)        2.9

10. Federated Department            2.7
    Stores, Inc. (U.S.)

TOP INDUSTRIES
1. Services                        24.9%

2. Finance                         24.8

3. Health Care                     13.2

4. Consumer Non-Durables           11.0

5. Technology                      10.8

6. Consumer Durables               2.9

7. Materials/Basic Industry        2.4

8. Capital Goods                   2.0


Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


       SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                             AIM WORLDWIDE GROWTH FUND

                          ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

AIM WORLDWIDE GROWTH FUND VS. BENCHMARK INDEX

6/9/87-12/31/98

                   AIM Worldwide Growth,    MSCI World
                    Class A Shares           Index
6/9/87              9,452                    10,000
12/31/87            8,355                    8,977
12/31/88            9,718                    11,126
12/31/89            13,372                   13,040
12/31/90            11,696                   10,886
12/31/91            14,065                   12,950
12/31/92            14,525                   12,347
12/31/93            18,528                   15,203
12/31/94            17,296                   16,051
12/31/95            19,239                   19,473
12/31/96            21,340                   22,198
12/31/97            23,475                   25,800
12/31/98            25,597                   32,198



AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES
Inception (6/9/87)  8.47%
10 years            9.55
5 years             5.47
1 year              3.04*

*9.04% excluding sales charges

CLASS B SHARES
Inception (4/1/93)  8.01%
5 years             5.69
1  year             3.37**

**8.37% excluding sales charges

ADVISOR CLASS SHARES

Inception (6/1/95)  12.10%
1 year              9.31


Source: Towers Data Systems HYPO-Registered Trademark-.

Your Fund's total return includes sales charges, expenses, and management fees. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of the Fund's Class B and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART

The chart compares your Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 6/9/87-12/31/98. It is important to understand differences between your Fund and this index. An index measures performance of a hypothetical portfolio. A market index such as MSCI World Index is not managed, incurring no sales charges, expenses or fees. (Please note that the MSCI World Index performance figures in this chart are for the period 5/31/87-12/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

                             AIM WORLDWIDE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (24.9%)
  CVS Corp. .................................................   US             82,300   $  4,526,500         3.7
    RETAILERS-OTHER
  Federated Department Stores, Inc.-/- ......................   US             74,800      3,258,475         2.7
    RETAILERS-APPAREL
  Service Corporation International .........................   US             78,600      2,991,713         2.5
    CONSUMER SERVICES
  Telecom Italia SpA ........................................   ITLY          249,900      2,127,333         1.8
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT            9,661      1,976,603         1.6
    WIRELESS COMMUNICATIONS
  Vodafone Group PLC ........................................   UK            107,000      1,731,999         1.4
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. ....................................   NETH           45,359      1,676,027         1.4
    RETAILERS-FOOD
  Wolters Kluwer CVA ........................................   NETH            7,407      1,584,566         1.3
    BROADCASTING & PUBLISHING
  Mannesmann AG .............................................   GER            13,420      1,538,178         1.3
    WIRELESS COMMUNICATIONS
  Swisscom AG-/- ............................................   SWTZ            3,582      1,499,891         1.3
    TELEPHONE NETWORKS
  EMAP PLC ..................................................   UK             78,000      1,468,687         1.2
    BROADCASTING & PUBLISHING
  TNT Post Group N.V. .......................................   NETH           45,400      1,462,411         1.2
    TRANSPORTATION - SHIPPING
  Reuters Group PLC .........................................   UK            127,000      1,330,741         1.1
    BROADCASTING & PUBLISHING
  Telecom Corporation of New Zealand Ltd. - ADR{\/} .........   NZ             30,500      1,088,469         0.9
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL          284,100        966,491         0.8
    RETAILERS-OTHER
  Telecomunicacoes Brasileiras S.A. (Telebras) Preferred -
   ADR-/- {\/} ..............................................   BRZL           11,500        835,906         0.7
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                          30,063,990
                                                                                        ------------
Finance (24.8%)
  Citigroup, Inc. ...........................................   US            128,700      6,370,651         5.2
    BANKS-MONEY CENTER
  SLM Holding Corp. .........................................   US             95,800      4,598,400         3.8
    OTHER FINANCIAL
  First Union Corp. (N.C.) ..................................   US             57,500      3,496,719         2.9
    BANKS-REGIONAL
  Lloyds TSB Group PLC ......................................   UK            120,000      1,701,121         1.4
    BANKS-MONEY CENTER
  ING Groep N.V. ............................................   NETH           27,227      1,659,829         1.4
    OTHER FINANCIAL
  Abbey National PLC ........................................   UK             74,000      1,582,760         1.3
    BANKS-SUPER REGIONAL
  UBS AG - Registered .......................................   SWTZ            4,820      1,481,241         1.2
    BANKS-MONEY CENTER
  Axa - UAP .................................................   FR             10,160      1,472,332         1.2
    INSURANCE - MULTI-LINE
  Zurich Allied AG ..........................................   SWTZ            1,860      1,377,527         1.1
    INSURANCE - MULTI-LINE

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Australia & New Zealand Banking Group Ltd. ................   AUSL          184,000   $  1,203,243         1.0
    BANKS-REGIONAL
  Schroders PLC .............................................   UK             64,000      1,155,087         1.0
    BANKS-MONEY CENTER
  BPI-SGPS S.A. .............................................   PORT           31,000      1,052,960         0.9
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ..................   UK            128,000      1,034,898         0.9
    INSURANCE - MULTI-LINE
  Bank of Ireland{*} ........................................   IRE            43,842        962,494         0.8
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. .........................................   JPN             6,600        525,757         0.4
    OTHER FINANCIAL
  Old Mutual South Africa Trust PLC .........................   UK            252,545        327,369         0.3
    REAL ESTATE INVESTMENT TRUST
                                                                                        ------------
                                                                                          30,002,388
                                                                                        ------------
Health Care (13.2%)
  Warner-Lambert Co. ........................................   US             61,700      4,639,069         3.8
    PHARMACEUTICALS
  Bristol Myers Squibb Co. ..................................   US             34,100      4,563,006         3.8
    PHARMACEUTICALS
  Roche Holding AG ..........................................   SWTZ              152      1,855,170         1.5
    PHARMACEUTICALS
  SmithKline Beecham PLC ....................................   UK            122,000      1,710,211         1.4
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ              690      1,356,685         1.1
    PHARMACEUTICALS
  Nycomed Amersham PLC ......................................   UK            182,000      1,255,233         1.0
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN            20,000        770,048         0.6
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          16,149,422
                                                                                        ------------
Consumer Non-Durables (11.0%)
  Avon Products, Inc. .......................................   US             83,000      3,672,750         3.0
    PERSONAL CARE/COSMETICS
  Gillette Co. ..............................................   US             65,500      3,164,469         2.6
    PERSONAL CARE/COSMETICS
  Nestle S.A. - Registered ..................................   SWTZ              940      2,046,752         1.7
    FOOD
  Benckiser N.V. "B" ........................................   NETH           28,262      1,850,828         1.5
    HOUSEHOLD PRODUCTS
  Diageo PLC ................................................   UK            105,000      1,178,744         1.0
    BEVERAGES - ALCOHOLIC
  Tabacalera S.A. "A" .......................................   SPN            34,784        876,517         0.7
    TOBACCO
  Asahi Breweries Ltd. ......................................   JPN            42,000        618,959         0.5
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          13,409,019
                                                                                        ------------

                               December 31, 1998

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (10.8%)
  Intel Corp. ...............................................   US             40,600   $  4,813,638         4.0
    SEMICONDUCTORS
  Compaq Computer Corp. .....................................   US            109,300      4,583,769         3.8
    COMPUTERS & PERIPHERALS
  Texas Instruments, Inc. ...................................   US             28,544      2,442,296         2.0
    SEMICONDUCTORS
  SAP AG Non-Voting .........................................   GER             2,650      1,264,570         1.0
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          13,104,273
                                                                                        ------------
Consumer Durables (2.9%)
  Microsoft Corp.-/- ........................................   US             18,300      2,537,981         2.1
    COMPUTER SOFTWARE
  Mabuchi Motor Co., Ltd. ...................................   JPN            13,000        995,309         0.8
    AUTOMOBILES
                                                                                        ------------
                                                                                           3,533,290
                                                                                        ------------
Materials/Basic Industry (2.4%)
  Monsanto Co. ..............................................   US             61,900      2,940,250         2.4
                                                                                        ------------
    CHEMICALS
Capital Goods (2.0%)
  Nokia Oyj "A" .............................................   FIN            14,700      1,788,286         1.5
    TELECOM EQUIPMENT
  Canon, Inc. ...............................................   JPN            30,000        641,264         0.5
    OFFICE EQUIPMENT
                                                                                        ------------
                                                                                           2,429,550
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $87,112,043) .................                            111,632,182        92.0
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1998, with State Street Bank & Co., Due
   January 4, 1999 for an effective yield of 4.50%,
   collateralized by $11,496,000 U.S. Treasury Notes, 6.25%
   due 4/30/01 (market value of collateral is $12,012,275,
   including accrued interest). (cost $11,772,000) ..........                           $ 11,772,000         9.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $98,884,043)  * .....................                            123,404,182       101.7
Other Assets and Liabilities ................................                             (2,084,827)       (1.7)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $121,319,355       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
        {*}  Security is denominated in British Pounds.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $98,991,458 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  25,781,934
                 Unrealized depreciation:            (1,369,210)
                                                  -------------
                 Net unrealized appreciation:     $  24,412,724
                                                  -------------
                                                  -------------

Abbreviation:
ADR--American Depositary Receipt

                               December 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1998, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    1.8                   1.8
Brazil (BRZL/BRL) ....................    0.7                   0.7
Finland (FIN/FIM) ....................    1.5                   1.5
France (FR/FRF) ......................    1.2                   1.2
Germany (GER/DEM) ....................    2.3                   2.3
Ireland (IRE/IEP) ....................    0.8                   0.8
Italy (ITLY/ITL) .....................    1.8                   1.8
Japan (JPN/JPY) ......................    2.8                   2.8
Netherlands (NETH/NLG) ...............    6.8                   6.8
New Zealand (NZ/NZD) .................    0.9                   0.9
Portugal (PORT/PTE) ..................    2.5                   2.5
Spain (SPN/ESP) ......................    0.7                   0.7
Switzerland (SWTZ/CHF) ...............    7.9                   7.9
United Kingdom (UK/GBP) ..............   12.0                  12.0
United States (US/USD) ...............   48.3        8.0       56.3
                                        ------       ---      -----
Total  ...............................   92.0        8.0      100.0
                                        ------       ---      -----
                                        ------       ---      -----

--------------

{d}  Percentages indicated are based on net assets of $121,319,355.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1998

                                          MARKET VALUE                             UNREALIZED
                                              (U.S.        CONTRACT   DELIVERY    APPRECIATION
CONTRACTS TO SELL:                          DOLLARS)        PRICE       DATE     (DEPRECIATION)
----------------------------------------  -------------   ----------  --------   ---------------
British Pounds..........................    9,449,304        0.60285   1/29/99      $  5,856
Japanese Yen............................    4,031,958      116.63000   1/21/99      (130,732)
                                          -------------                          ---------------
  Total Contracts to Sell (Receivable
   amount $13,356,386)..................   13,481,262                               $(124,876)
                                          -------------                          ---------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 11.11%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $(124,876)
                                                                                 ---------------
                                                                                 ---------------

----------------
See Note 1 to the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $98,884,043) (Note 1)..................................  $123,404,182
  U.S. currency....................................................................................          108
  Dividends and dividend withholding tax reclaims receivable.......................................       76,942
  Receivable for Fund shares sold..................................................................       43,208
  Interest receivable..............................................................................        1,472
                                                                                                     -----------
    Total assets...................................................................................  123,525,912
                                                                                                     -----------
Liabilities:
  Payable for Fund shares repurchased..............................................................    1,675,511
  Payable for open forward foreign currency contracts (Note 1).....................................      124,876
  Payable for service and distribution expenses (Note 1)...........................................      111,267
  Payable for professional fees....................................................................      108,821
  Payable for investment management and administration fees (Note 2)...............................       95,989
  Payable for transfer agent fees (Note 2).........................................................       26,824
  Payable for printing and postage expenses........................................................       22,727
  Payable for custodian fees.......................................................................       17,310
  Payable for registration and filing fees.........................................................        9,232
  Payable for Trustees' fees and expenses (Note 2).................................................        6,128
  Payable for fund accounting fees (Note 2)........................................................        1,506
  Other accrued expenses...........................................................................        6,366
                                                                                                     -----------
    Total liabilities..............................................................................    2,206,557
                                                                                                     -----------
Net assets.........................................................................................  $121,319,355
                                                                                                     -----------
                                                                                                     -----------
Class A:
Net asset value and redemption price per share ($81,410,628 DIVIDED BY 5,420,121 shares
 outstanding)......................................................................................  $     15.02
                                                                                                     -----------
                                                                                                     -----------
Maximum offering price per share (100/94.5 of $15.02) *............................................  $     15.89
                                                                                                     -----------
                                                                                                     -----------
Class B:+
Net asset value and offering price per share ($38,219,978 DIVIDED BY 2,679,634 shares
 outstanding)......................................................................................  $     14.26
                                                                                                     -----------
                                                                                                     -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,688,749 DIVIDED BY
 111,158 shares outstanding).......................................................................  $     15.19
                                                                                                     -----------
                                                                                                     -----------
Net assets consist of:
  Paid in capital (Note 4).........................................................................  $94,208,374
  Accumulated net realized gain on investments and foreign currency transactions...................    2,714,521
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies.......     (123,679)
  Net unrealized appreciation of investments.......................................................   24,520,139
                                                                                                     -----------
Total -- representing net assets applicable to capital shares outstanding..........................  $121,319,355
                                                                                                     -----------
                                                                                                     -----------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $161,116)...............................  $2,358,646
  Interest income............................................................................     381,553
  Securities lending income..................................................................      96,481
                                                                                               ----------
    Total investment income..................................................................   2,836,680
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,321,640
  Service and distribution expenses: (Note 2)
    Class A.......................................................................  $ 325,645
    Class B.......................................................................    405,328     730,973
                                                                                    ---------
  Transfer agent fees (Note 2)...............................................................     299,420
  Professional fees..........................................................................     171,325
  Printing and postage expenses (Note 2).....................................................     145,445
  Custodian fees.............................................................................      69,088
  Registration and filing fees...............................................................      50,842
  Fund accounting fees.......................................................................      36,929
  Trustees' fees and expenses (Note 2).......................................................      12,410
  Other expenses (Note 1)....................................................................      17,090
                                                                                               ----------
    Total expenses before reductions.........................................................   2,855,162
                                                                                               ----------
      Expense reductions (Note 5)............................................................      (5,962)
                                                                                               ----------
    Total net expenses.......................................................................   2,849,200
                                                                                               ----------
Net investment loss..........................................................................     (12,520)
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments................................................  4,788,278
  Net realized gain on foreign currency transactions..............................    246,626
                                                                                    ---------
    Net realized gain during the year........................................................   5,034,904
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies..........................................................   (782,082)
  Net change in unrealized appreciation of investments............................  9,154,205
                                                                                    ---------
    Net unrealized appreciation during the year..............................................   8,372,123
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  13,407,027
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $13,394,507
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1998           1997
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................   $   (12,520)   $   212,595
  Net realized gain on investments and foreign currency transactions.......     5,034,904     28,144,058
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................      (782,082)       162,616
  Net change in unrealized appreciation (depreciation) of investments......     9,154,205    (11,824,112)
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................    13,394,507     16,695,157
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (94,284)      (109,138)
  From net realized gain on investments....................................    (2,585,844)   (22,666,381)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................    (1,147,868)   (10,444,406)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (1,012)        (8,161)
  From net realized gain on investments....................................       (28,245)      (358,231)
                                                                             -------------  -------------
    Total distributions....................................................    (3,857,253)   (33,586,317)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   360,062,416    243,618,368
  Decrease from capital shares repurchased.................................  (399,687,122)  (256,140,244)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................   (39,624,706)   (12,521,876)
                                                                             -------------  -------------
Total decrease in net assets...............................................   (30,087,452)   (29,413,036)
Net assets:
  Beginning of year........................................................   151,406,807    180,819,843
                                                                             -------------  -------------
  End of year *............................................................   $121,319,355   $151,406,807
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income............................   $        --    $    95,296
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS A
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                          1998  (d)      1997     1996  (d)   1995  (d)      1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.26   $   16.71   $   16.82   $   15.53   $   17.47
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.03        0.05        0.03          --          --
  Net realized and unrealized gain
   (loss) on investments................       1.24        1.55        1.79        1.74       (1.16)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.27        1.60        1.82        1.74       (1.16)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.02)      (0.02)         --          --          --
  From net realized gain on
   investments..........................      (0.49)      (4.03)      (1.93)      (0.45)      (0.78)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.51)      (4.05)      (1.93)      (0.45)      (0.78)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.02   $   14.26   $   16.71   $   16.82   $   15.53
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       9.04%      10.00%      10.92%      11.23%      (6.65)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  81,411   $ 103,769   $ 125,556   $ 145,982   $ 182,467
Ratio of net investment income (loss) to
 average net assets.....................       0.18%       0.32%       0.14%      (0.06)%     (0.01)%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       1.91%       1.73%       1.72%       1.87%       1.81%
  Without expense reductions............       1.92%       1.82%       1.80%       1.93%       1.84%
Portfolio turnover rate++...............         51%         92%         80%        113%         86%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B
                                          ------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                          1998  (d)      1997      1996  (d)    1995  (d)      1994
                                          ----------  ----------  -----------  -----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   13.64   $   16.23    $   16.50    $   15.34   $   17.39
                                          ----------  ----------  -----------  -----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.07)      (0.05)       (0.09)       (0.12)      (0.11)
  Net realized and unrealized gain
   (loss) on investments................       1.18        1.49         1.75         1.73       (1.16)
                                          ----------  ----------  -----------  -----------  ----------
    Net increase (decrease) from
     investment operations..............       1.11        1.44         1.66         1.61       (1.27)
                                          ----------  ----------  -----------  -----------  ----------
Distributions to shareholders:
  From net investment income............         --          --           --           --          --
  From net realized gain on
   investments..........................      (0.49)      (4.03)       (1.93)       (0.45)      (0.78)
                                          ----------  ----------  -----------  -----------  ----------
    Total distributions.................      (0.49)      (4.03)       (1.93)       (0.45)      (0.78)
                                          ----------  ----------  -----------  -----------  ----------
Net asset value, end of period..........  $   14.26   $   13.64    $   16.23    $   16.50   $   15.34
                                          ----------  ----------  -----------  -----------  ----------
                                          ----------  ----------  -----------  -----------  ----------

Total investment return (c).............       8.37%       9.22%       10.16%       10.52%      (7.32)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  38,220   $  45,010    $  52,809    $  56,095   $  52,567
Ratio of net investment income (loss) to
 average net assets.....................      (0.47)%     (0.33)%      (0.51)%      (0.71)%     (0.66)%
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......       2.56%       2.38%        2.37%        2.52%       2.46%
  Without expense reductions............       2.57%       2.47%        2.45%        2.58%       2.49%
Portfolio turnover rate++...............         51%         92%          80%         113%         86%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+
                                          -----------------------------------------------------
                                                                                  JUNE 1, 1995
                                                 YEAR ENDED DECEMBER 31,               TO
                                          --------------------------------------  DECEMBER 31,
                                            1998  (d)       1997      1996  (d)       1995
                                          -------------  ----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.38    $   16.81    $   16.86     $   15.26
                                          -------------  ----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........         0.08         0.12         0.09          0.03
  Net realized and unrealized gain
   (loss) on investments................         1.24         1.57         1.79          2.02
                                          -------------  ----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............         1.32         1.69         1.88          2.05
                                          -------------  ----------  -----------  -------------
Distributions to shareholders:
  From net investment income............        (0.02)       (0.09)          --            --
  From net realized gain on
   investments..........................        (0.49)       (4.03)       (1.93)        (0.45)
                                          -------------  ----------  -----------  -------------
    Total distributions.................        (0.51)       (4.12)       (1.93)        (0.45)
                                          -------------  ----------  -----------  -------------
Net asset value, end of period..........    $   15.19    $   14.38    $   16.81     $   16.86
                                          -------------  ----------  -----------  -------------
                                          -------------  ----------  -----------  -------------

Total investment return (c).............         9.31%       10.43%       11.31%        13.46%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   1,689    $   2,627    $   2,455     $   1,693
Ratio of net investment income (loss) to
 average net assets.....................         0.53%        0.67%        0.49%         0.29%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 5)......         1.56%        1.38%        1.37%         1.52%(a)
  Without expense reductions............         1.57%        1.47%        1.45%         1.58%(a)
Portfolio turnover rate++...............           51%          92%          80%          113%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Worldwide Growth Fund (the "Fund") formerly GT Global Worldwide Growth Fund, is a separate series of AIM Growth Series (the "Trust") formerly GT Global Growth Series. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counter party is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1998, stocks with an aggregate value of approximately $5,147,738 were on loan to brokers. The loans were secured by cash collateral of $5,294,117, received by the Fund. For the year ended December 31, 1998, the Fund received securities lending fees of $96,481.

For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for

Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loans.

For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,595,375 with a weighted average interest rate of 6.29%. Interest expense for the year ended December 31, 1998 was $8,916, and is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and administrator, and as of December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) to INVESCO Asset Management Ltd., both indirect wholly-owned subsidiaries of AMVESCAP PLC. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. Also, as of the close of business on May 29,1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as transfer agent of the Fund as of the close of business on September 4, 1998.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained $2,343 and $2,657, respectively, of such sales charges. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's were collected for Class A for the year ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $59,406 and $103,837, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A or Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes,interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $65,291,934 and $107,234,000, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At December 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                           YEAR ENDED                   YEAR ENDED
                                                                        DECEMBER 31, 1998            DECEMBER 31, 1997
                                                                   ---------------------------  ---------------------------
CLASS A                                                               SHARES        AMOUNT         SHARES        AMOUNT
-----------------------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold......................................................    16,545,393  $ 251,011,253     9,536,130  $ 163,326,296
Shares issued in connection with reinvestment of distributions...       169,278      2,429,664     1,372,411     19,227,529
                                                                   ------------  -------------  ------------  -------------
                                                                     16,714,671    253,440,917    10,908,541    182,553,825
Shares repurchased...............................................   (18,570,303)  (282,415,299)  (11,147,719)  (193,303,890)
                                                                   ------------  -------------  ------------  -------------
Net decrease.....................................................    (1,855,632) $ (28,974,382)     (239,178) $ (10,750,065)
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------

CLASS B
-----------------------------------------------------------------
Shares sold......................................................     3,067,183  $  45,030,603     1,034,341  $  17,020,574
Shares issued in connection with reinvestment of distributions...        79,201      1,082,959       688,809      9,238,884
                                                                   ------------  -------------  ------------  -------------
                                                                      3,146,384     46,113,562     1,723,150     26,259,458
Shares repurchased...............................................    (3,767,337)   (55,063,365)   (1,675,941)   (28,047,548)
                                                                   ------------  -------------  ------------  -------------
Net increase (decrease)..........................................      (620,953) $  (8,949,803)       47,209  $  (1,788,090)
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------
ADVISOR CLASS
-----------------------------------------------------------------
Shares sold......................................................     4,047,815  $  60,478,681     1,924,783  $  34,438,694
Shares issued in connection with reinvestment of distributions...         2,016         29,256        25,931        366,391
                                                                   ------------  -------------  ------------  -------------
                                                                      4,049,831     60,507,937     1,950,714     34,805,085
Shares repurchased...............................................    (4,121,344)   (62,208,458)   (1,914,043)   (34,788,806)
                                                                   ------------  -------------  ------------  -------------
Net increase (decrease)..........................................       (71,513) $  (1,700,521)       36,671  $      16,279
                                                                   ------------  -------------  ------------  -------------
                                                                   ------------  -------------  ------------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $5,962 under these arrangements.

6. SUBSEQUENT EVENT
The Board of Trustees of AIM Growth Series unanimously approved on September 23, 1998, an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Fund would transfer substantially all of its assets to AIM Global Growth Fund ("Global Growth Fund"). On February 10, 1999, a Special Meeting of Shareholders approved the Plan. As a result of Shareholders' and Board of Trustee's approval, effective as of the close of business on February 12, 1999, shareholders of the Fund received shares of the Global Growth Fund in exchange for their shares of the Fund, and the Fund has ceased operation.

Like the Fund, Global Growth Fund seeks long-term growth of capital. Global Growth Fund seeks to achieve its objective by investing in diversified portfolio of global (i.e., U.S. and Foreign) equity securities, the issuers of which are considered by the Fund's investment adviser to have strong earnings momentum.

------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,216,367 as a capital gain dividend for the fiscal year ended December 31, 1998.

Pursuant to Section 854 of the Internal Revenue Code, the Fund designates 74% of ordinary income dividends paid (including short-term capital gain distributions, if any) by the Fund as income qualifying for the dividends received deduction for corporations for the fiscal year ended December 31, 1998.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Worldwide Growth Fund (formerly GT Global Worldwide Growth Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Worldwide Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
FEBRUARY 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of the G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES      WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR      AGAINST    ABSTENTIONS
      ------------------------------------------------------------  -------------  -----------  ------------
(1)   C. Derek Anderson...........................................     71,221,289          N/A     5,894,682
      Frank S. Bayley.............................................     71,241,614          N/A     5,874,357
      William J. Guilfoyle........................................     71,251,357          N/A     5,864,614
      Arthur C. Patterson.........................................     71,255,705          N/A     5,860,266
      Ruth H. Quigley.............................................     71,264,495          N/A     5,851,476
(2)(a) Approval of investment management and administration
       contract...................................................      5,000,945      195,065     1,547,724*
(2)(b) Approval of sub-advisory and sub-administration contract....     4,964,016      213,613     1,566,087*
(3)   Approval of replacement Rule 12b-1 plans of distribution
      CLASS A.....................................................      3,925,394      195,177       268,108
      CLASS B.....................................................      2,029,714       41,437       116,824
(4)(a) Modification of Fundamental Restriction on Portfolio
       Diversification............................................      4,963,619      221,703     1,558,412*
(4)(b) Modification of Fundamental Restriction on Concentration....     4,963,619      221,703     1,558,412*
(4)(c) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................      4,963,070      222,252     1,558,412*
(4)(d) Modification of Fundamental Restriction on Making Loans.....     4,963,619      221,703     1,558,412*
(4)(e) Modification of Fundamental Restriction on Underwriting
       Securities.................................................      4,963,619      221,703     1,558,412*
(4)(f) Modification of Fundamental Restriction on Real Estate
       Investments................................................      4,963,619      221,703     1,558,412*
(4)(g) Modification of Fundamental Restriction on Investing in
       Commodities................................................      4,961,626      223,696     1,558,412*
(4)(h) Elimination of Fundamental Restriction on Margin
       Transactions...............................................      4,961,143      224,179     1,558,412*
(4)(i) Elimination of Fundamental Restriction on Pledging Assets...     4,963,619      221,703     1,558,412*
(4)(j) Elimination of Fundamental Restriction on Investments in
       Oil, Gas and Mineral Leases and Programs...................      4,963,137      222,185     1,558,412*
(4)(k) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................      4,963,137      222,185     1,558,412*
(4)(l) Elimination of Fundamental Restriction on Purchasing
       Securities of Issuers in Which Officers and Board Members
       of the Trust and its Affiliates Own Securities.............      4,963,619      221,703     1,558,412*
(4)(m) Elimination of Fundamental Restriction on Joint
       Participation in a Securities Trading Account..............      4,963,619      221,703     1,558,412*
(4)(n) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................      4,963,316      222,006     1,558,412*
(4)(o) Approval of New Fundamental Investment Policy Regarding
       Investment of All of Each Fund's Assets in an Open-End
       Fund.......................................................      4,963,619      221,703     1,558,412*
(5)   Approval of an agreement and plan of Conversion and
       termination with respect to the Company....................     54,496,135    2,507,411    20,112,425*
(6)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
       Independent Public Accountants.............................     71,858,619    1,177,277     4,080,070

------------------------
   * Includes Broker Non-Votes

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Dana R. Sutton
Vice President & Assistant Treasurer

Samuel D. Sirko
Vice President & Secretary

Kenneth W. Chancey
Vice President &
Principal Accounting Officer

John J. Arthur
Vice President

Melville B. Cox
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046

Sub-Advisor
INVESCO (NY), Inc.
1166 Avenue of the Americas
New York, NY 10036


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2), (A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2), (B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Emerging Markets Debt Fund(2), (D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2), (E)

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $109 BILLION IN ASSETS FOR MORE THAN 6.2 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF DECEMBER 31, 1998.

  THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 10TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

WWG-AR-1